SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 13, 2008

InSight Health Services Holdings Corp.

(Exact name of registrant as specified in charter)

Delaware

333-75984

04-3570028

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)

(949) 282-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

On October 13, 2008, InSight Health Services Corp. (“InSight”), a wholly owned subsidiary of InSight Health Services Holdings Corp. (the “Company”), entered into an amendment to a separation agreement with Mitch C. Hill.  The amendment provides that:

(i)            Mr. Hill shall be entitled to receive an amount equal to twelve (12) months of regular monthly base salary (the “Separation Payments”); and

(ii)           the Separation Payments shall be paid as follows: (i) the first four (4) months of Separation Payments will be paid on the subsequent pay periods following October 31, 2008, and (ii) an amount equal to the remaining eight (8) months of Separation Payments will be paid in a lump sum on or before March 15, 2009.

Item 9.01      Financial Statements and Exhibits

Exhibit No.

10.17          Amendment to Separation Agreement dated October 13, 2008, by and among the Company, InSight and Mitch C. Hill, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 17, 2008	INSIGHT HEALTH SERVICES HOLDINGS CORP.

	By:	/s/ Brian G. Drazba
Brian G. Drazba
Senior Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.17	Amendment to Separation Agreement dated October 13, 2008, by and among the Company, InSight and Mitch C. Hill, filed herewith.